                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     November 17, 1997
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                          KEY AUTO FINANCE TRUST 1997-1
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                                    (Issuer)

                       KEY CONSUMER ACCEPTANCE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     333-12431              52-1995940
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION)                                          IDENTIFICATION NO.)

c/o Key Bank USA, National Association, as Servicer, 4910 Tiedeman Road,
Brooklyn,
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Ohio 44144, Attn: Yvonne M. Etling
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                    (Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:  (216) 813-6501
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                             Exhibit Index on Page 4

                                Page 1 of 6 pages

Item 5.       OTHER EVENTS

On November 17, 1997, Key Auto Finance Trust 1997-1 (the "Trust") made its regular monthly distribution of funds to holders of the Trust's Asset Backed Notes and Certificates and distributed the Noteholder's and Certificateholder's Statement, filed herewith as an Exhibit to this Form 8-K, to Noteholders and Certificateholders of record.

The Trust is hereby filing the Noteholder's and Certificateholder's Statement reflecting the Trust's activities for the period ending October 31, 1997, including a statistical summary of the delinquency and default characteristics of the Trust's auto loan portfolio as of such date.

Item 7.       EXHIBITS

Exhibit 99 -  Noteholder's and Certificateholder's Statement

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 21, 1997

                                   Key Auto Finance Trust 1997-1

                                   By: Key Consumer Acceptance Corporation

                                   By:          /S/ Craig Platt
                                      ----------------------------------------
                                                Craig Platt

                                 EXHIBIT INDEX

EXHIBIT

PAGE

99 - Noteholder's and Certificateholder's Statement for November 17, 1997.  5-6